1099 18
th
Street, Suite 2300    Denver, Colorado 80202 303.312.8155, fax 303.291.0420     www.billbarrettcorp.com  NYSE: BBG
Investor Relations contact: Jennifer Martin    jmartin@billbarrettcorp.com
A Premier Rocky Mountain E&P Company A Premier Rocky Mountain E&P Company
May 2008
Circus, Montana Overthrust, Montana
Exhibit 99.1

FORWARD LOOKING STATEMENTS - Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements. These forward-looking statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions.
These statements, however, are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, exploration results, market conditions, oil and gas price levels and volatility, the availability and cost of services, drilling rigs, transportation and processing, the ability to divest certain properties, the ability to obtain industry partners to jointly explore certain prospects, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, the success of our risk management activities, governmental regulations, the ability to obtain necessary permits, delays or prohibitions due to litigation or other disputes, and other factors discussed in our filings with the Securities and
Exchange Commission (“SEC”). We refer you to the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” sections of these filings. In addition, historical information may not be indicative of future results.
Certain information in this presentation references “current” or “currently”, which means on or about April 1, 2008. Bill Barrett Corporation assumes no obligation to revise or update the contents of this presentation.
RESERVE & RESOURCE DISCLOSURE - The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operation conditions. Bill Barrett Corporation may use certain terms in this presentation and other communications relating to reserves and production that the
SEC’s guidelines strictly prohibit the Company from including in filings with the SEC. It is recommended that U.S. investors closely consider the Company’s disclosures in Bill Barrett Corporation’s Form 10-K for the year ended December 31, 2007 filed with the SEC. This document is available through the SEC by calling 1-800-SEC-0330 (U.S.) and on the SEC and Bill Barrett Corporation websites at www.sec.gov and
www.billbarrettcorp.com,
respectively.
DISCRETIONARY CASH FLOW - is computed as net income plus depreciation, depletion, amortization and impairment expenses, deferred income taxes, exploration expenses, non-cash stock based compensation, losses (gains) on sale of properties, and certain other non-cash charges. The non-GAAP measure of discretionary cash flow is presented because management believes that it provides useful additional information to investors for analysis of the Company's ability to internally generate funds for exploration, development and acquisitions. In addition, discretionary cash flow is widely used by professional research analysts and others in the valuation, comparison and investment recommendations of companies in the oil and gas exploration and production industry, and many investors use the published research of industry research analysts in making investment decisions. Discretionary cash flow should not be considered in isolation or as a substitute for net income, income from operations, net cash provided by operating activities or other income, profitability, cash flow or liquidity measures prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Because discretionary cash flow excludes some, but not all, items that affect net income and net cash provided by operating activities and may vary among companies, the discretionary cash flow amounts presented may not be comparable to similarly titled measures of other companies.
FINDING & DEVELOPMENT COST – is a non-GAAP metric commonly used in the exploration and production industry. Calculations presented by the
Company are based on costs incurred, as adjusted by the Company, divided by reserve additions. Reconciliation of adjustments to costs incurred is provided in the Company’s earnings release and Form 8-K issued February 26, 2008.
Forward – Looking and Other Cautionary Statements

5/27/2008 5:01 PM
Reasons to Invest in BBG
Reasons to Invest in BBG
•
Track Record of Growth:
Double-digit proved reserve and production growth
•
Visible Development Growth:
Multi-year, low risk development inventory managed with operational excellence
•
World Class Exploration Portfolio:
• Track record of discoveries with 4-5 delineation programs
• Testing multiple, new, high potential prospects in 2008
•
Technology:
Leader in utilization of technology
•
Financial Strength:
Strong balance sheet and hedge position that provides flexibility to grow
• $172.5 million Convertible Note and $467 million borrowing base on bank line

5/27/2008 5:01 PM
Management’s Track Record of Growth
Management’s Track Record of Growth
Net Production
18.3
31.7
52.1
39.4
61.2
2005 2004 2003 2006 2007 2008E
(Bcfe)
78
74
74
Dec
2002
Dec
2003
Dec
2004
29
2
119
204
Net Proved Reserves
341
Dec
2005
Dec
2006
428
Reserve replacement ratio 386% 226% 280%
558
Dec
2007
(Bcfe)
382%
(adjusted for property sales)
Discretionary Cash Flow
$5
$102
$195
$38
$239
1
Non-GAAP measure (see slide 2)
($mm)
$249
2002 2004 2005 2003 2006 2007
Net Income
($mm)
$24
- $5
- $4
$62
2004 2005 2003 2006 2007
$27
2006 includes $31 million (pre-tax) in gains on sale of properties
1

Bill Barrett Corporation

Three-year CAGR 24+%
Bcfe

5/27/2008 5:01 PM
Visible Double-digit Production Growth
Development – Piceance, West Tavaputs, CBM
Visible Double-digit Production Growth
Development – Piceance, West Tavaputs, CBM
224 Wells Drilled
(Gross)
Development 107
Delineation 7
Exploration 11
CBM 99
314 Wells Drilled
(Gross)
Development 125
Delineation 10
Exploration 4
CBM 175
323 Wells Drilled
(Gross)
Development 122
Delineation 5
Exploration 14
CBM 182
0
20
40
60
80
2005 2006 2007 2008 E
39.4
39.4
52.1
52.1
61.2
61.2
74
74
78
~435 Wells Planned
(Gross)
Development 177
Delineation 17
Exploration 11
CBM 230
•
Seek 20%+ continued compound production growth
•
400-500 wells/year with existing inventory going forward

5/27/2008 5:01 PM
Strong Resource Base
to Generate Reserve Growth
Strong Resource Base
to Generate Reserve Growth
558 Bcfe
Proved
558 Bcfe
Proved
2.7 Tcfe*
3P Resources
2.7 Tcfe*
3P Resources
1.6 Tcfe
Down
Spacing
1.6 Tcfe
Down
Spacing
*
as of May 2008
0.5 Tcfe
Other Probable
& Possible
0.5 Tcfe
Other Probable
& Possible

5/27/2008 5:01 PM
Strong Resource Base
to Generate Reserve Growth
Strong Resource Base
to Generate Reserve Growth
558 Bcfe
Proved
558 Bcfe
Proved
2.7 Tcfe*
3P Resources
2.7 Tcfe*
3P Resources
1.6 Tcfe
Down
Spacing
1.6 Tcfe
Down
Spacing
* as of May 2008
0.5 Tcfe
Other
Probable
& Possible
0.5 Tcfe
Other
Probable
& Possible
2.7 Tcfe*
3P Resources
2.7 Tcfe*
3P Resources
8-10 Tcfe
Unrisked
Potential
8-10 Tcfe
Unrisked
Potential

5/27/2008 5:01 PM
Capital Expenditures
Capital Expenditures
Exploration
10% +/-
Exploration
10% +/-
Development
80%
Development
80%
Delineation
10% +/-
Delineation
10% +/-
Piceance
40%
Piceance
40%
Uinta
33%
Uinta
33%
WRB 5%
Exploration
& Other 15%
PRB 7%
2005 2006 2007 2008E
$347
$347
$385
$385
$49
$444
$444
$575-
600
$575-
600
2008 CAPEX
$575 – $600 million est.
F&D
($/Mcfe)
$3.67
$3.67
$2.80
$2.80
$1.83
$1.83
2005 2006 2007
CH4 acquisition (PRB), net of subsequent divestiture and non-cash deferred tax liability
Base Capex
Capex
(Millions)
2008 CAPEX
$575 – $600 million est.

5/27/2008 5:01 PM
Visible Development Growth
Visible Development Growth
Powder River
Basin
Piceance
Basin
Wind River Basin
West Tavaputs
Gas Prone Area
Oil Prone Area
Development Project
CBM
Big George
Gibson Gulch
Lower Risk, Repeatable,
High Quality ROR Inventory
•
95%+ natural gas
•
97% operated – increases
control
•
94% average working interest –
concentrates staff resources
•
Visibility for 20+% CAGR in
production going forward
•
400-500 wells/year with existing
inventory going forward
Uinta Basin
558
Bcfe
Proved
558
Bcfe
Proved
2.7 Tcfe*
3P Resources
2.7 Tcfe*
3P Resources
1.9 Tcfe
Development
Projects
1.9 Tcfe
Development
Projects
* as of May 2008
0.2
Tcfe
0.2
Tcfe

5/27/2008 5:01 PM
Prickly
Pear
Structure
Dry Canyon
Compressor site
Peters
Point
Structure
•
Proved reserves: 238 Bcfe (shallow and deep) (12/07)
•
Net production 76 MMcfe/d (shallow and deep) (04/08)
•
40,600 net acres; 28,600 net undeveloped acres (12/07)
•
94% working interest
•
1 Rig winter; 3 Rigs post winter stips (shallow)
•
EIS in process, record of decision expected 2H ‘08
•
3P resources 1.4 Tcfe, low risk (shallow &
deep)
•
750 – 800 drilling locations
•
Deep: 6 producing wells
•
Upside: Expansion of deep & Mancos shale
Uinta Basin – West Tavaputs
Shallow – Wasatch, Mesaverde; Deep – Navajo, Entrada, Dakota – Utah
Uinta Basin – West Tavaputs
Shallow – Wasatch, Mesaverde; Deep – Navajo, Entrada, Dakota – Utah
UT
Uinta
Basin
Scale:
640 ac
= 1 Mile
Questar interconnect
CURRENT STATUS PROGRAM POTENTIAL
Interplanetary
compressor site
Questar interconnect
BBC Acreage
Gas Well
Existing Pipeline
Proposed Pipeline

5/27/2008 5:01 PM
1
As of May 9, 2008, Rockies strip price through 2010 averages $8.15/MMBtu.
2
For illustrative purposes only, does not represent formal guidance
(See “Forward-Looking and Other Cautionary Statements” on slide 2)
EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Incremental D&C costs (per Mcfe)
Gas Price
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross margin (cash flow)
ROR
CIG Gas Price Required 10% ROR
Bcfe
2.5
83%
2.1
$1.0
2.1
$3.1
$1.48
$ 6.75
1
0.38
$ 7.13
(0.85)
(0.39)
$ 5.89
49%
$ 3.85
$mm
Uinta Basin - West Tavaputs
Shallow – Wasatch, Mesaverde - Utah
Uinta Basin - West Tavaputs
Shallow – Wasatch, Mesaverde - Utah
ILLUSTRATIVE DRILLING &
COMPLETION COSTS
ILLUSTRATIVE ECONOMICS
Typical Well Price Sensitivity
0%
20%
40%
60%
80%
100%
120%
$3.85 $5.85 $7.85 $9.85
CIG Price - $/Mmbtu
$8.15
Peters Point 6-7D production site
2
2

5/27/2008 5:01 PM
0
25
50
75
100
125
150
175
200
Uinta Basin – West Tavaputs
Uinta Basin – West Tavaputs
PRODUCTION
Note:  Wells drilled include both shallow and deep
Estimated
record of
decision on
EIS 2H ‘08
Wells Drilled
16 Wells 30 Wells 36 Wells 55 Wells ~75 Wells ~75 Wells
2005 2006 2007 2008 2010 2009

5/27/2008 5:01 PM
Piceance Basin – Gibson Gulch
Williams Fork – Colorado
Piceance Basin – Gibson Gulch
Williams Fork – Colorado
Silt
3-Component
3-D Seismic
CO
Piceance
Basin
CURRENT STATUS PROGRAM POTENTIAL
•
3P resources 869 Bcfe
•
900-960 drilling locations (10-acre density)
•
Developing on 10-acre density
•
Plan to drill 100+ wells/year
•
Proved reserves:  212 Bcfe (12/07)
•
Net production:  88 MMcfe/d   (04/08)
•
16,200 net acres; 12,400 net undeveloped
acres (12/07)
•
97% working interest
•
Four rigs operating
BBC acreage
BBC operated gas well
BBC non-operated gas well
Non-operated gas well
10 acre pilots

5/27/2008 5:01 PM
Historical Drilling Days, Completed Well Costs and F&D Costs
Piceance Basin – Gibson Gulch
Historical Drilling Days, Completed Well Costs and F&D Costs
Piceance Basin – Gibson Gulch
726
1300
1250
2005 2006 2007
Estimated Ultimate Recovery, Gross
(MMcfe)
$1.36
$2.56
$1.58
2005 2006 2007
Incremental D&C Costs,  Gross
($ per Mcfe)
10.8
11.2
12.4
13.9
2005 2006 2007 2008
YTD
Days Drilling
(per well)
1440
$1.51

5/27/2008 5:01 PM
$  6.75
1
0.90
$  7.65
(0.97)
(0.43)
$ 6.25
EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Incremental D&C costs (per Mcfe)
Gas Price
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross margin (cash flow)
ROR
CIG Price Required 10% ROR
Bcfe
1.3
81%
1.00+
$  0.8
1.05
$1.85
$ 1.85
$mm
Piceance Basin - Gibson Gulch
Williams Fork - Colorado
Piceance Basin - Gibson Gulch
Williams Fork - Colorado
ILLUSTRATIVE DRILLING
AND COMPLETION COSTS
43%
$  4.20
ILLUSTRATIVE ECONOMICS
Typical Well Price Sensitivity
0%
20%
40%
60%
80%
100%
120%
$4.20 $6.20 $8.20 $10.20
CIG Price - $/Mmbtu
1
As of May 9, 2008, Rockies strip price through 2010 averages $8.15/MMBtu.
2
For illustrative purposes only, does not represent formal guidance
(See “Forward-Looking and Other Cautionary Statements” on slide 2)
$8.15
Production wells on Specialty site
2

5/27/2008 5:16 PM
0
25
50
75
100
125
150
175
PRODUCTION
80 Wells 68 Wells 100 Wells 125 Wells ~110 Wells
Wells Drilled
~110 Wells
2005 2006 2007 2008 2009 2010
Piceance Basin – Gibson Gulch
Piceance Basin – Gibson Gulch
Production
shut in due to
low Rockies
prices
Projected
curtailment

Bill Barrett Corporation

Fort Union Outcrop
Fort
Union
Outcrop

5/27/2008 5:01 PM
•
3P Resources 180 Bcfe
•
800-850 gross drilling locations
•
Further infrastructure improvements
in 2H ‘08
•
Proved reserves: 48 Bcfe (12/07)
•
Net production: 19 MMcfe/d,
constrained until June 2008
•
129,900 net acres, 86,600 net
undeveloped acres (12/07)
•
Low-risk, high return
drilling, Big George coals
Powder River Basin – CBM
Big George Coal – Wyoming
Powder River Basin – CBM
Big George Coal – Wyoming
CURRENT STATUS
PROGRAM POTENTIAL
Deadhorse
Willow
Creek
Palmtree
BIG
GEORGE
PLAY
Gillette, WY Gillette, WY
Tuit
Tuit
Pumpkin
Creek
Hartzog
Draw
Pine Tree
Cat
Creek
Porcupine
Porcupine
SCALE
1 Township
= 36 sq mi
SCALE
1 Township
= 36 sq mi
BBC Acreage
Gas Producing Area
Dewatering
MT
WY
Powder River
Basin

5/27/2008 5:01 PM
EUR (gross) – operated
EUR (net), 83% NRI
Drilling
Completion
Total
Incremental D&C costs/Mcfe
Bcfe
0.30
0.25
$    90
130
$  220
$ 0.88
(ranges from 0.15 – 0.8)
$1000s
Powder River Basin – CBM
Big George Coal - Wyoming
Powder River Basin – CBM
Big George Coal - Wyoming
ILLUSTRATIVE DRILLING AND
COMPLETION COSTS
Gas Price
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross margin (cash flow)
ROR
CIG Price Required 10% ROR
$ 6.75
1
(0.11)
$ 6.64
(2.70)
(0.84)
$ 3.10
33%
$ 4.10
1 As of May 9, 2008, Rockies strip price through 2010 averages $8.15/MMBtu.
2 For illustrative purposes only, does not represent formal guidance
(See “Forward-Looking and Other Cautionary Statements” on slide 2)
Typical Well Price Sensitivity
0%
10%
20%
30%
40%
50%
60%
70%
$4.10 $6.10 $8.10 $10.10 $12.10
CIG Price - $/Mmbtu
$8.15
ILLUSTRATIVE ECONOMICS
Production equipment on Pine Tree site
2

5/27/2008 5:01 PM
-
10
20
30
40
50
60
70
PRODUCTION
Powder River Basin – CBM
Powder River Basin – CBM
2005 2006 2007 2008 2009 2010
182 Wells 99 Wells 195 Wells 230 Wells ~230 Wells
Wells Drilled
Production
constrained due
to 3 party
gathering system
~230 Wells
rd

5/27/2008 5:01 PM
Cooper
Reservoir
Field
Wind River Basin – Cave Gulch / Bullfrog Fields
Frontier, Muddy, Lakota – Wyoming
Wind River Basin – Cave Gulch / Bullfrog Fields
Frontier, Muddy, Lakota – Wyoming
Potential Future Deep Loc.
Historical Deep Producers
Deep Gas Show Well
Deep Structural Axes
•
Proved reserves: 54 Bcfe (12/07)
(Wind River total)
•
Net production: 23 MMcfe/d (04/08)
•
WI: 50-100%
•
25,000 net undeveloped acres (12/07)
•
Bullfrog 14-18; 27 MMcfe/d (63% NRI),
successful Frontier recompletion (05/08)
•
Up to 3 wells in 2008, partially promoted
•
Up to 30 deep locations
•
D&C cost: $13-16 million per well
•
IP: 5-20 MMcf/d per well
•
EUR: 6-8+ Bcfe gross per well
•
High impact, high volume deep wells
CURRENT STATUS
PROGRAM POTENTIAL
Waltman
Field
SCALE
640 ac =
1 Sq Mile
Drilling 31-32
Targeting Frontier,
Muddy, Lakota
Cave Gulch
Field
BBC Discoveries
Muddy and Lakota
IPs: 4 to 20 MMcf/d
Bullfrog 14-18
Frontier recompletion (2/08)
Current rate: 27 MMcf/d gross
WYOMING
Wind River Basin
Cave Gulch Field looking northwest

Bill Barrett Corporation

MT
ND
SD
WY
NE
UT
CO
KS
Rocky Mtn. Overthrust

5/27/2008 5:01 PM
Denver, CO
Big Horn
Basin
Powder River
Basin
Green
River
Basin
Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
Uinta
Basin
World Class Exploration Portfolio
World Class Exploration Portfolio
•
Multi-Tcfe potential
•
Multiple, new large scale,
gas manufacturing type
resource plays
•
Utilize leading edge production
and exploration technologies
•
Established track record: multiple
discoveries in the delineation
phase (red stars)
•
Several large scale resource plays
testing in 2008
(black circles)
•
Inventory of approximately
1.2 million net undeveloped acres
Discovery / 2008 delineation
W. Tavaputs
deep
Lake Canyon/
Blacktail Ridge
Yellow Jacket
Waltman Arch
Cave Gulch deep
Cooper deep
Wallace Creek CBM
Planned exploration drilling
within 12 months
Pine Ridge
Big Horn
MT Overthrust-
Circus
Hook
Green Jacket

5/27/2008 5:01 PM
5-21-36 BTR
Testing
Blacktail Ridge / Lake Canyon
Wasatch – Utah
Blacktail Ridge / Lake Canyon
Wasatch – Utah
•
Multi-pay fractured oil project with significant gas
component
•
Assessing step-out drilling, shallower pays, deeper pays
and infill drilling
•
Applying modern evaluation tools to a late 1970s aged
field
•
TDs 4,000’ to 11,000’
PROGRAM POTENTIAL
•
Net acres: control a minimum of 183,000
depending on 3rd party elections
•
8 wells completed with nearly 1,000 Bopd
•
2008 activity – up to 11 wells in Blacktail,
5 wells in Lake Canyon. 1 rig currently
•
50 sq miles of 3-D seismic
CURRENT STATUS
Monument Butte
Brundage Canyon
47 MMBOE CUM
UT
Uinta
Basin
7-7- 46 BTR
Current rate up to:
105 Bopd, 150 Mcfd
14-30-36 BTR
Testing
EXTENSION
STRATEGY
Lake Canyon
5-5- 46 BTR
Current rate up to:
400 Bopd, 1 MMcfd
SCALE
1 Township
= 36 sq mi
Blacktail  Ridge
Duchesne
7-20- 46 DLB
Up to 360 Bopd
7-21- 46 BTR
Up to 35 Bopd, still testing
7-28- 46 BTR
Up to 55 Bopd, 15 Mcfd
Altamont/Bluebell
379 MMBOE CUM
12-36-36 BTR
Current rate up to: 140 Bopd, 140 Mcfd
High gas area
INFILL
STRATEGY
Blacktail Ridge acreage position not
shown for competitive reasons
14-29-36 BTR
WOCT
5-23-36 BTR
Drilling
BBC acreage
BBC oil well
BBC upcoming drilling locations
Recent 3 party completions
IPs 540 – 1257 BOEPD
Drainage ellipses on existing wells
Known field areas
rd

Bill Barrett Corporation

3-D Shoot
Ismay
Hovenweep Shale 20 - 140'
Potential Productive Zone
Horizontal Test
Lower Ismay
Gothic Shale 80 - 150'
Productive Zone
Desert Creek
Salt

5/27/2008 5:01 PM
10 – 25 Miles
Yellow Jacket Shale Gas Prospect
Gothic Shale – Colorado
Yellow Jacket Shale Gas Prospect
Gothic Shale – Colorado
UT
CO
Paradox
Basin
•
Expansive project area
•
Shallow depths: 5,500’ – 7,500’ TDs
•
Estimated Gothic shale thickness: 80’ – 150’
•
Encouraging gas contents and shale composition
•
Additional shale gas potential in Green Jacket
(Hovenweep)
PROGRAM POTENTIAL
•
55 - 100% working interest (operated)
•
183,000 net undeveloped acres (12/07)
•
Potential pay zones: Hovenweep and Gothic Shale
•
3 exploratory science wells drilled in late 2006/2007:
regional placement, varying frac technologies – testing
•
Shooting 3-D to high-grade location for horizontal test
•
Horizontal test planned for 2Q 2008
CURRENT STATUS
Core sample
To quantify presence of gas
Well #1
250 - 600 Mcfd
Well #3
50 - 100 Mcfd
Well #2
To be plugged
(casing design/stimulation)
2008 Program
UT CO
Gothic shale
1,850 sq mi
Hovenweep
shale
1,300 sq mi
Regional Play Concept Map

Bill Barrett Corporation

ALBERTA
SASKATCHEWAN
MONTANA
NORTH DAKOTA
SOUTH DAKOTA
WYOMING
NEBRASKA
UTAH
COLORADO
KANSAS
NEW MEXICO

Eastern Limit of Thrust System

5/27/2008 5:01 PM
Montana Overthrust –Circus & Toston-Six Mile Areas
Structural and Cody Shale Gas Play
Montana Overthrust –Circus & Toston-Six Mile Areas
Structural and Cody Shale Gas Play
•
50% working interest (operated)
•
162,000 net  undeveloped acres (12/07)
•
Upper Cretaceous Cody Shale ~3,000’ – 7,000’
•
Cody Thickness: 900’ - 2,000’
•
Planning 4 Cody wells in 2008
•
Toston 3-D being interpreted
•
Wide-spread shale gas potential in Cody Shale
•
Continue to assess future deep structural potential
Scale in Miles
0 6
Toston-Six Mile
Circus
Wolverine
Discovery
Covenant Field
Denver, CO
Powder
River
Basin
Green
River
Basin
Uinta
Basin Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
San Juan
Basin
Big Horn
Basin
Circus
162,000 Net
Undeveloped
Acres
Wyoming
Overthrust
EUR: 10+ Tcfe
Canadian Overthrust
EUR: 20+ Tcfe
74 sq. mi. 3-D
150+ sq. mi. 3-D
CURRENT STATUS PROGRAM POTENTIAL
Leviathan
TD 11,005’
•
Testing Cody Shale
Draco 10 – 15
TD 12,441’
•
Testing
•
Paleozoic zones are wet
•
Lower Cretaceous
appears wet
•
Established dry gas rate
upper Cretaceous Cody
Shale 250+ Mcf/d
BBC Acreage
Upcoming BBC Cody shale location
Dry with Oil Show
Dry with Gas Show
Thrust Fault
Structural Axes

Bill Barrett Corporation

0.3 Bcfd
Bison
Pathfinder
Sunstone
0.7 Bcfd
Rockies Alliance
Chicago Express
Bronco
2.8 Bcfd
Kern Express
Expansion
2.0 Bcfd
0.8 Bcfd

5/27/2008 5:01 PM
Export Capacity and Proposed Pipeline Expansions
Export Capacity and Proposed Pipeline Expansions
Source for expansions: Bentek Energy, May 2008
MONTANA
ARIZONA NEW MEXICO
KANSAS
SOUTH
DAKOTA
NEBRASKA
IDAHO
COLORADO
UTAH
WYOMING
Ruby
REX 1.5 Bcfd
+0.1 Bcfd Dec. ‘08
+0.2 Bcfd July ‘09
Cheyenne
Cheyenne
Meeker/
Greasewood
DJ DJ
Uinta Uinta
Green
River
Green
River
Big
Horn
Big
Horn
Piceance Piceance
Williston Williston
WRB WRB
PRB PRB
Paradox Paradox
Wamsutter
Wamsutter
• Total Current Export Capacity
including REX: 8.1 Bcfd
• Total Proposed Additional
Capacity: 6.8 to 7.9 Bcfd
Current capacity
Proposed pipelines
or expansions to
existing pipelines
Existing pipelines
1st Quarter 2011 1200 New pipeline from Opal, WY to Malin, OR El Paso Ruby
Completion Timing Capacity MMcf/d Point to Point Owner Name
October 2011 1200 Wamsutter, WY to NGPL st. 109 to Chicago, IL KMIT Chicago Express
4th Quarter 2010 1200 - 2000 Wamsutter to Northern Border TransCanada Pathfinder
4th Quarter 2010 400 - 600 Ft. Union & Big Horn gathering in Powder River to NBPL NBPL Bison
3rd Quarter 2011 1200 New pipeline from Wamsutter, WY to Ventura, IA Questar Alliance Rockies Alliance Pipeline
4th Quarter 2008 + 84   Add’l compression added to current system Kern River Kern River Expansion
June 2011 1200 Additional pipeline from Opal, WY to Stanfield, OR GTN NWPL Sunstone
Opal
Opal

5/27/2008 5:01 PM
Key Catalysts Going Forward
Key Catalysts Going Forward
•
Next several years is about execution, efficiency and exposure
•
Development growth visibility: low risk, multi-year
–
Proven increased density: W. Tavaputs, Piceance
–
West Tavaputs EIS: H2 2008
–
Potential to more than double size of company next several years
•
Exploration exposure to multi-TCF upside
–
Multiple discoveries: ongoing delineation programs
–
Four new exploration programs on tap 2008
–
One of largest net undeveloped Rockies positions
•
Rockies Express takeaway capacity
–
Future takeaway capacity planned
•
Excellent financial position to execute

Circus, Montana Overthrust, Montana

APPENDIX * * * * * *

5/27/2008 5:01 PM
Visible Development Growth
Visible Development Growth
~395-415
225-235
120-125
50 - 55
2008
Wells
Planned
Powder
River
Piceance
Uinta
Basin
Rapid growth post-dewatering
phase in deep Big George and
with increased takeaway
capacity
800-850 48 CBM
Planning basis is 10-acre
density; technology leader with
“super fracs”
900-960 212 Gibson Gulch
2,450+ 485 Subtotal - Development
Planning basis is on 40-acre
and 20-acre density
750-800 225
West Tavaputs shallow –
(Peters Point and Prickly Pear)
Comment
Drilling
Inventory
(gross
wells)
Proved
Reserves
(Bcfe)
Area
•
Large resource base – multiple
gas manufacturing plays
•
Multi-year drilling inventory
•
Low-risk reserve and production
growth
•
Further upside and efficiencies
THREE KEY AREAS

5/27/2008 5:02 PM
World Class Exploration Portfolio
World Class Exploration Portfolio
Completed 3-D shoot, interpreting now
Target similar to Andy’s Mesa and Double Eagle fields;
well defined target, 3-D encouraging, 1 well in 2008
Sold 50% in Deep Hook shale gas play; expect to drill 2
wells in Manning Canyon, 1 well Shallow Hook shale gas
play
Testing Cretaceous Cody Shale in Draco and Leviathan
wells; Cody delineation in ‘08
Successfully recompleted Frontier in Bullfrog 14-18;
signed up partners; have resumed program 1Q08,
current production net 23 MMcfe/d; exploration – deep
only
Drill up to 2 horizontal and up to 2 vertical wells in 2008;
includes sister shale play at Green Jacket
Delineation project; increased potential in ultra deep,
Mancos, west structure
Delineation project, multi-pay oil w/ gas; in 2008 will drill up to 11 wells in Blacktail, 5 wells in Lake Canyon;
includes 119,000 acres subject to drill-to-earn
agreements
Comment
Net
undeveloped
acreage
Wells planned
‘08
(gross wells)
Area Basin
77,000
1
Red Point and other Big
Horn projects (basin-
centered play)
Big Horn
30,000
1
Pine Ridge and other
projects (structural salt
flank plays)
Paradox
70,000
2-3
Hook
(shale gas play)
Uinta
162,000 3-4
Circus / Toston 6-mile
(structural and shale gas
play)
Montana Overthrust
NEW PROSPECTS
25,000 2-3
Cave Gulch / Bullfrog /
Cooper (structural)
Wind River
183,000 2-4
Yellow Jacket
(shale gas play)
Paradox
28,000 0
West Tavaputs deep
(structural play)
Uinta
183,000 12-16
Blacktail Ridge / Lake
Canyon
(fractured oil play)
Uinta
DELINEATION PLAYS – PROVING PREVIOUS DISCOVERIES

5/27/2008 5:02 PM
Natural Gas Hedges
Natural Gas Hedges
•
Hedge 50%- 70% of production on
a forward 12-month basis
•
Hedge natural gas through basis
•
Approximately 47% of gas
production 2Q08-4Q08 exposed to
prices $10/MMBtu and above
Daily Natural Gas Production Hedged with Associated Pricing
SWAPS: Natural Gas - CIG/PEPL
MMBtu/day $/MMBtu Bopd $/Bbl
2008 2Q 120,000          6.62            575 73.84
3Q 123,261          6.64            575 73.84
4Q 116,076          7.10            575 73.84
2009 1Q 159,000          7.97            375 74.41
2Q 149,000          6.87            375 74.41
3Q 149,000          6.87            375 74.41
4Q 95,957            7.32            375 74.41
2010 1Q 89,000            7.69            0
2Q 99,000            7.06            0
3Q 99,000            7.06            0
4Q 46,620            7.13            0
COLLARS: Natural Gas - CIG/TCO Oil  - WTI
CAL 2008 35,000            6.50/10.00 CAL 2008 525 70.48/81.62
NOV '08-MAR '09 10,000            8.50/12.50 JUN '08-DEC '08 100 90.00/160.00
APR '10-OCT '10 10,000            7.00/11.00 CAL 2009 450 83.89/129.84
CAL 2010 200 85.00/139.00
Oil  - WTI
$-
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
$9.00
$10.00
$11.00
$12.00
$13.00
$14.00
$15.00
Jan-08 Apr-08 Jul-08 Oct-08 Jan-09 Apr-09 Jul-09 Oct-09 Jan-10 Apr-10 Jul-10 Oct-10 Jan-11 Apr-11 Jul-11 Oct-11
0
20
40
60
80
100
120
140
160
180
Swapped Volume
(MMBtu/d)
Collared Volume
(MMBtu/d)
Collar Floor
($/MMBtu)
Collar Ceiling
($/MMBtu)
Swapped Price
($/MMBtu)

5/27/2008 5:02 PM
Price, UT
SCALE
1 Township
= 36 sq mi
Greater
Drunkards
Wash
CUM
741 Bcfe
Hook Prospect
Hook Prospect
Uinta Basin, Utah
Gas fields
Manning Canyon
show well
BBC Development Program
West Tavaputs
CUM 33 Bcfe
UT
Uinta
Basin
Shallow Hook
41,000 net undeveloped acres
Fractured “Ferron” shale prospect
TD 1,000’ – 4,000’
Deep Hook 2008 drilling:
50% WI in 58,000 net undeveloped acres
1-2 wells Manning Canyon
TD 8,000’ – 11,000’
Shell currently drilling offset to BBC lands
CURRENT STATUS PROGRAM POTENTIAL
•
Net undeveloped acres: 70,000
•
Two project types:
•
Deep shale gas – Deep Hook (WI 50%)
•
Shallow shale gas – Shallow Hook (WI 100%)
•
Multiple show wells present
•
TD’s range from 1,000’ to 11,000’
•
Sold 50% WI in “Deep Hook” to ConocoPhillips
•
Drill 2 Manning Canyon wells in 2008
•
Shell currently testing offset well to BBC acreage
•
Shallow Hook – seeking industry partner
HOOK PROJECT AREA

Bill Barrett Corporation

Salt
Diapir
Upper Cutler
Upper Cutler
Lower Cutler
Lower Cutler
Lower Honaker Trail
Lower Honaker Trail
Paradox
Paradox
Salt
Salt
Mississippian

5/27/2008 5:02 PM
•
Net undeveloped acres: 30,000 (12/07) Well
defined acreage targets
•
Pine Ridge 21 sq. mi. 3-D acquired;
encouraged by 3-D interpretation
•
Pine Ridge exploratory test in 2008
•
Established partner
Typical well
(~30 days to drill to 10,000’)
Salt Flank Prospect
Paradox Basin, Utah
Salt Flank Prospect
Paradox Basin, Utah
½ mile Fairway
•
Key show wells present
•
5 prospects assembled, building others
•
Multi-pay zones
•
8,000’ – 10,000’ TDs
•
Similar to Andy’s Mesa (~100+ Bcf)
and Double Eagle (~60+ Bcf) fields
PROGRAM POTENTIAL CURRENT STATUS
UT CO
Paradox
Basin

Bill Barrett Corporation

SOUTH DAKOTA
WYOMING
NEBRASKA
UTAH
COLORADO
KANSAS

Elk Basin
613 MMBbl
454 Bcf
Frannie
140 MMBbl
Byron and Garland
336 MMBbl
170 Bcf
Shoshone
Cody, WY
Oregon Basin
530 MMBbl
300 Bcf
Torchlight
Frits
Manderson
Dobie Creek
5 Mile
Worland
Cottonwood C
60 MMBbl
45 Bcf
Little Buffalo
167 MMBbl
149 Bcf
Grass Creek
120 MMBbl

5/27/2008 5:02 PM
Denver, CO
Powder
River
Basin
Green
River
Basin
Uinta
Basin
Piceance
Basin
Paradox
Basin
DJ Basin
Wind River
Basin
San Juan
Basin
Basin Centered Gas
Gas Prone Area
Oil Prone Area
Big Horn
Basin
Rocky Mountain Basin Centered Gas
SCALE
1 Township
= 36 sq mi
Area of
Basin-Centered
Gas Play
Potential
•
Large untested region
•
50% working interest (operated)
•
77,000 net undeveloped acres
(12/07)
•
1 well in 2008
•
Potential pay zones:
Ft. Union 6,000’ – 11,000’
Lance 8,000’ – 14,500’,
Meeteetse 9,500’ – 16,000’,
Mesaverde 10,000’ – 17,500’
Muddy 16,000’ – 20,000’
Big Horn Basin – Basin-Centered Gas Prospect
Wyoming
Big Horn Basin – Basin-Centered Gas Prospect
Wyoming
BBC Acreage
Gas Field
Oil Field
Outcrop
Structural Axes
Sellers Draw #1
(1976), TD 23,081
Muddy EUR: 3.4 Bcfe
Recompleted Mesaverde;
waiting on facilities
Red Point 2007
3-D seismic
44 sq. miles
Currently interpreting
CURRENT STATUS

Bill Barrett Corporation

Grs Mmcfed

Grs Mmcfed

Grs Mmcfed

5/27/2008 5:02 PM
Typical Well Production Profiles
Typical Well Production Profiles
0.0
0.5
1.0
1.5
2.0
2.5
3.0
0 10 20 30 40 50 60
Months
Typical Well – Production Profile
West Tavaputs, Uinta Basin, Utah
0.0
0.5
1.0
1.5
2.0
2.5
0 10 20 30 40 50 60
Months
Typical Well – Production Profile
Piceance Basin, Colorado
Powder River Basin, CBM, Wyoming
0.000
0.040
0.080
0.120
0.160
0.200
0 10 20 30 40 50 60
Months
Typical Well – Production Profile
• IP-Instantaneous: 2300 Mcf/d
• IP-30 day: 1800 Mcf/d
• Well Life: 44 years
• Spacing: 10-acre & 20-acre
• Well Depth avg:7,400’
• IP-Instantaneous: 2840 Mcf/d
• IP-30 day: 2460 Mcf/d
• Well Life: 34 years
• Spacing: 40-acre & 80-acre
• Well Depth avg:7,650’ shallow & 14,750’ deep
• IP-Instantaneous, Peak: 180 Mcf/d
• IP-30 day Peak: 162 Mcf/d
• Well Life: 11 years
• Spacing: 80 acres
• Well Depth avg: 750’

* * * * * * * * ***************************

1099 18
th
Street, Suite 2300    Denver, Colorado 80202
303.312.8155, fax 303.291.0420
www.billbarrettcorp.com NYSE: BBG
Investor Relations contact: Jennifer Martin
jmartin@billbarrettcorp.com
Thank you for your interest in